SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 2, 2006

PW Eagle, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Minnesota

(State or Other Jurisdiction of Incorporation)

0-18050	41-1642846
(Commission File Number)	(I.R.S. Employer Identification Number)

1550 Valley River Drive, Eugene, Oregon 97401

(Address of Principal Executive Offices) (Zip Code)

(541) 343-0200

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On August 2, 2006, PW Eagle, Inc. issued a press release announcing its financial results for the three and six months ended June 30, 2006. A conference call regarding these financial results will be held on August 3, 2006 at 11:00 a.m. (Eastern Time). The full text of the press release is set forth in Exhibit 99.1 attached hereto and is incorporated in this Report as if fully set forth herein.

The information contained in this Report on Form 8-K, including the Exhibit 99.1 attached hereto and incorporated herein, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, and shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial statements: None.

(b)	Pro forma financial information: None

(c)	Exhibits: 99.1 Press Release dated August 2, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PW EAGLE, INC.

Date: August 2, 2006	By:	/s/ Scott Long
Scott Long
Chief Financial Officer

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SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

EXHIBIT INDEX

To

FORM 8-K

CURRENT REPORT

Date of Report: August 2, 2006

PW Eagle, Inc.

Exhibit Number	Exhibit Description
99.1	Press Release dated August 2, 2006

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